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                                                                    Exhibit 10.1



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                                                                    EXHIBIT 10.1

              INDEPENDENT AUDITORS' REPORT ON SCHEDULE AND CONSENT


The Supervisory Board
DaimlerChrysler AG:

The audits of DaimlerChrysler AG and subsidiaries ("DaimlerChrysler") referred to in our report dated February 11, 2003, included the related financial statement schedule for each of the years in the three-year period ended December 31, 2002, as contained in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 2002. The financial statement schedule is the responsibility of DaimlerChrysler's management. Our responsibility is to express an opinion on the financial statement schedule based on our audits. In our opinion, based on our audits and the report of other auditors with respect to the year ended December 31, 2000, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Our report refers to DaimlerChrysler's adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," in 2002 and Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets," in 2000.

We consent to incorporation by reference in the registration statement on Form F-3 (No. 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements on Form S-8 (Nos. 333-5074, 333-7082, 333-8998, 333-86934 and 333-86936) of DaimlerChrysler AG of our report dated February 11, 2003, relating to the consolidated balance sheets of DaimlerChrysler as of December 31, 2002 and 2001, and the related consolidated statements of income
(loss), changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2002, and related financial statement schedule. Such consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States of America. Our report with respect thereto appears in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 2002, and was based in part on the report of other auditors with respect to the year ended December 31, 2000. As discussed above, our report also refers to DaimlerChrysler's adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," in 2002 and Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets," in 2000.


                                          KPMG Deutsche Treuhand-Gesellschaft AG

Stuttgart, Germany
February 20, 2003